Exhibit 10.2

Bill of Sale

This Bill of Sale, made on 17 day of October, 2017, between M & G Packing, Inc., a California corporation, ("Seller"), and M & G Packing, Inc., a Nevada corporation, ("Buyer").

Witnesseth, that Seller, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid to Seller by Buyer, receipt and sufficiency of which is hereby acknowledged, delivers, grants, bargains, sells and transfers forever to Buyer the following Tangible and Intangible Property, to wit:

See Exhibit "A" attached hereto

Seller covenants to Buyer that Seller is the lawful owner of the said Property; that it is free from all encumbrances; that Seller has good right to sell that property, and that Seller will warrant and defend the sale of said property, unto the Buyer against the lawful claims and demands of all persons whomsoever.

"Seller" and "Buyer" shall be used for singular or plural, natural or artificial, which terms shall include the heirs, legal representatives, successors, assigns and designees of Seller and Buyer whenever the context so requires or admits.

IN WITNESS WHEREOF, Grantor has executed this Bill of Sale effective as of this ___ day of October, 2017.

Witnesses:		Seller
M & G Packing, Inc., a California Corp.

/s/ James D. Ryan		By:	/s/ Maria Macias
Printed Name:	James D. Ryan		Printed Name:	Maria Macias
			Its:	President
/s/ C. Cauthen
Printed Name:	C. Cauthen

State of California
County of Fresno

The foregoing instrument was acknowledged before me this 17 day of October, 2017 by Maria Macias, the Pres. of M&G Packing, Inc., who [  ] is personally known or [X] has produced a drivers license as identification.

/s/ C. Cauthen
Notary Public
(Notary Seal)	Printed Name:	C. Cauthen
	My Commission Expires:	12/17/19

EXHIBIT “A”

The company name “M & G Packing” and all of its Good Will.

The company phone and fax numbers: PH (559) 528-9485, Fax (559) 528-9432

All existing Citrus Harvesting, Packing & Marketing Agreements between M&G Packing, Inc. (Seller) and growers.

All existing relationships between Seller and Seller's historical customers

All customer and vendor lists.

All existing agreements, contracts and / or relationships between Seller and its employees and vendors.

The good will of the business.

All intellectual property used to operate the business.

All furniture and fixtures on the premises and used in the operation of the business.

All equipment used in the operation of the business. A list which is intended to be comprehensive is attached hereto and is made a part hereof.

All inventory of the business.

M&G Packing Inc.

Pack-line Equipment Inventory

1.	16'- Full bin chain conveyor driven by a 5 hp motor.

2.	Automatic hydraulic full bin unstacker, hydraulic pump driven by a 3 hp motor.

3.	Automatic hydraulic full bin dumper, hydraulic pump driven by 3 hp motor.

4.	Automatic hydraulic empty bin stacker, hydraulic pump driven by 1/2 hp motor.

5.	34" x 15' - Empty bin dead roller conveyor.

6.	5' x 7' - Veriable speed metering belt conveyor driven by a 3/4 hp motor.

7.	10'x 10'- Rot sorting dark room.

8.	64" x 11' - Pre-grade roller conveyor with 6 cull chutes, pre-grade conveyor driven by a 3/4 hp motor.

9.	80" x 66" - Variable speed pony sizer with under size belt conveyor driven by a 11/2 hp motor.

10.	40" x 10' - Fruit take-away belt conveyor driven by a 1/2 hp motor.

11.	77" x 13' 6" - Incline roller conveyor with 2 cull chutes, conveyor driven by a 1/2 hp motor.

12.	92" xl8' - Variable speed fruit washer driven by 3 hp motor.

13.	18' x 20' - Cull belt conveyor (No motor).

14.	16" x 15'- Cull belt conveyor (No motor).

15.	16" x 5' - Incline cleated belt conveyor driven by 3/4 hp motor.

16.	12" x 34' - Cull belt conveyor driven by a 3/4 hp motor.

17.	16" x 8' - Incline cleated belt conveyor driven by a 3/4 hp motor.

18.	36" x 18' - Vertical cleated belt elevator driven by a 3/4 hp motor.

19.	16" x 43' 4" - Fruit distribution belt conveyor driven by a 1/2 hp motor.

20.	(4) -10' x 9' - Fruit accumulators.

21.	24" x 41' 6" - Cull grade belt conveyor driven by a 3/4 hp motor.

22.	24" x 24' 6" - Incline cleated belt hopper conveyor driven by a 1 hp motor.

23.	42"W x 72"L x 16" D - Water filtration tank/Presure washer system driven with a 30 hp and a circulating pump driven by a 3 hp pump. Control box included.

24.	Electical control panel for all outside equipment.

25.	6' x 10' 10" - 24 pin fruit waxer driven by a 3/4 hp. motor.

26.	9' 7" x 26' - Fruit dryer with (2) 400k BTU heating units and (6) 1 hp. fans, dryer driven by a 5 hp. variable speed motor.

27.	8" x 15' 6" - Fruit dryer with (1) 400k BTU heating unit and (4) 1 1/2 hp fans. Dryer driven by a 2 hp motor.

28.	30" x 63' 4" - Fruit distribution belt conveyor driven by 1 1/2 hp motor.

29.	24" x 58' - Grading/Sorting fruit belt conveyor driven by a 1 1/2 hp motor.

30.	24" x 61' - Fancy grade belt conveyor driven by 1 1/2 hp motor.

31.	24" x 58' 5" - Choice grade belt conveyor driven by 1 hp motor.

32.	16" x 61' - Juice grade belt conveyor driven by a 1 hp motor.

33.	12" x 58' 5" - Rot grade belt conveyor driven by a 1 hp motor.

34.	18" x 24' - Standard grade belt conveyor driven by a 3/4 hp motor.

35.	18" x 4' - Incline pegged belt conveyor driven by a 1/2 hp motor.

36.	16" x 40' - Standard grade conveyor belt driven by a 1/2 power motor.

37.	18" x 12' - Incline roller conveyor (No motor).

38.	13" x 12' - Incline cleated belt conveyor driven by a 1/2 hp motor.

39.	18" x 12' - Goose-neck roller conveyor driven by a 1/2 hp motor.

40.	8" x 5' - Incline pegged belt conveyor (No motor).

41.	6" x 19' - Fancy grade return belt conveyor (No motor).

42.	30" x 30' - Rot grade belt conveyor (No motor).

43.	8' x 8' - Cumputer/Control room.

44.	5' x 37' -13 drop, 3" cup Autoline fruit sizer driven by a 5 hp motor.

45.	12" x 40' - Return belt conveyor driven by a 1 hp motor.

46.	5' x 14' - Incline roller conveyor driven by a 1 1/2 hp motor.

47.	12" x 40' - Incline cleated belt conveyor driven by a 1/2 hp motor.

48.	(3) Equipment control boxes.

49.	4' x 25' 6" - Accumulator belt conveyor driven by a 1 1/2 hp motor.

50.	31" x 7' - Distribution belt conveyor driven by a 1/2 hp motor,

51.	12" x 33' - Under size grade belt conveyor driven by a 1/2 hp motor.

52.	15" x 24' - Fancy grade belt conveyor driven by a 1/2 hp motor.

53.	24" x 20' - Choice grade belt conveyor driven by a 1/2 hp motor.

54.	4' x 50' - Accumulator distribution belt conveyor drevin by a 3 hp motor.

55.	18" x 17' - Accumalator distribution belt conveyor driven by a 1/2 motor.

56.	4' x 27' - 5 Cell fruit bin accumulator.

57.	28' Belt and Roll Fancy grade sizer driven by a 2 1/2 hp motor.

58.	4' x 40' - 4 Cell fruit bin accumulator.

59.	(2)- 4' x 10' - Fruit bin accumulators.

60.	4' x 8' - Fruit bin accumulator.

61.	4'x 4'- Fruit bin accumulator.

62.	42' Belt and Roll Choice grade sizer driven by (2) 1 hp motors.

63.	Control box for Fancy and Choice grade Belt and Roll sizers.

64.	16" x 29' - Roach live roller full box conveyor driven by 1 hp motor.

65.	90*- Roach live roller full box conveyor driven by a 1/2 hp motor.

66.	18" x 15'6"- full box belt conveyor driven by a 1 hp motor.

67.	16" x 6' - Incline rough top full box conveyor driven by a 3/4 hp motor.

68.	16' x 6' - Aluminum full box dead skate conveyor.

69.	16" x 40' - Roach live roller full box conveyor driven by a 1 hp motor.

70.	90* - Roach dead roller full box conveyor.

71.	18" x 20' - Incline full box belt conveyor driven by a 1/2 hp motor.

72.	18' x 25' - 90*/ S Roach live roller full box conveyor driven by a 3/4 hp motor.

73.	18' x 50' - Goose-neck ful box belt conveyor driven by a 1 1/2 hp motor.

74.	18" x 12' - Roach live roller full box conveyor driven by a 1 hp motor.

75.	90* - Roach live roller full box conveyor driven by a 1 hp motor.

76.	18" x 12' - Roach live roller full box conveyor driven by a 1 hp motor.

77.	18" x 59 ' - Full box belt conveyor driven by a 1 1/2 hp motor.

78.	90*- Full box chain conveyor driven by a 1/2 hp motor.

79.	18" x 12' - Full box belt conveyor driven by a 1/2 hp motor.

80.	18" x 10' - Full box dead roller conveyor.

81.	(1) Best Pack - Full box top and bottom taper.

82.	24" x 18' - Full box belt conveyor driven by a 3/4 hp motor.

83.	90* - Full box chain conveyor driven by a 1/2 hp motor.

84.	28" x 40' - Full box belt conveyor driven by a 1 hp motor.

85.	28" x 40' - Incline rough-top full box belt coveyor driven by a 1 1/2 hp motor.

86.	28" x 93' - Full box goose-neck belt conveyor driven by a 1 hp motor.

87.	28" x 47 - Full box dead roller conveyor.

88.	12' x 12' (144 sq ft) Shipping office.